UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 4, 2003

                           MIDWEST BANC HOLDINGS, INC.
             (Exact name of Registrant as specified in its charter)

                          _____________________________

         DELAWARE                    000-29598                   36-3252484
(State or other jurisdiction  (Commission file number)        (I.R.S. employer
     of incorporation)                                       identification no.)


          501 W. NORTH AVENUE
         MELROSE PARK, ILLINOIS                                     60160
(Address of principal executive offices)                          (Zip Code)

       Registrant's telephone number, including area code: (708) 865-1053

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
          ---------------------------------------------

         On November 4, 2003, the Company announced its earnings results for the quarter ended September 30, 2003. Attached as Exhibit 99.1 is a copy of the press release relating to the Company's earnings results, which is incorporated herein by reference. Certain supplemental information relating to non-GAAP financial measures reported in the attached press release is included on page 9 of Exhibit 99.1.

         Note: the information in this report (including the exhibit) is furnished pursuant to Item 12 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      MIDWEST BANC HOLDINGS, INC.

                                      By:  /s/ Brad A. Luecke
                                           -------------------------------------
                                           Brad A. Luecke
Date:  November 4, 2003                    President and Chief Executive Officer

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